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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2002


SUBADVISORY ARRANGEMENTS

         CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN") - Small Company Blend Trust:

Kathryn M. Peters, Vice President and U.S. small-capitalization Portfolio Manager for Capital International Research, Inc. joined Capital Guardian in 2001. Ms. Peters joins the existing Small Cap Team in the managing of the Small Company Blend Trust. Prior to joining Capital Guardian Ms. Peters was employed as a Portfolio Manager at Montgomery Asset Management, LLC from July 1997 to July 2001.

         MANUFACTURERS ADVISER CORPORATION

Effective September 5, 2002, Manufacturers Adviser Corporation changed its name to MFC Global Investment Management (U.S.A.) Limited.


MIT.Supp.090502

                THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 5, 2002